UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2015

                   Blue Water Bar & Grill, Inc.

 (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-194482 (Commission File Number)	46-3073820 (I.R.S. Employer Identification Number)

              Lake Side Drive #5, Indigo Bay, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Explanatory Note

This Amendment No. 2 on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on December 16, 2015 (“Original 8-K”) and Amendment No. 1 on Form 8K/A filed on March 7, 2016 (“Amended 8-K”) by Blue Water Bar & Grill, Inc. (“Blue Water”).  The sole purpose of this amendment is to include Item 1.01 and Exhibit 10.2.  This Form 8-K/A does not otherwise amend, update or revise the Original 8-K or Amended 8-K in any way.

Item 1.01

Entry into a Material Deﬁnitive Agreement

On December 31, 2015, Blue Water Bar & Grill, Inc. (“Blue Water”) entered into a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Blue Water Bar & Grill, N.V., a St. Maarten limited liability company.  This stock acquisition was comprised of 30 shares of common stock, $100 par value, of Blue Water Bar & Grill, N.V.  Payment for these shares was made on behalf of Blue Water by Taurus Financial Partners, LLC, a related party.

The foregoing descriptions of the Stock Purchase Agreement are qualified in their entirety by reference to such agreement which is filed as Exhibit 10.2 hereto and are incorporated herein by reference.

Item 5.06

Change in Shell Company Status

On December 15, 2015, Blue Water Bar & Grill, Inc. (“Blue Water”) acquired all of the issued and outstanding shares of Blue Water Bar & Grill, N.V., a St. Maarten limited liability company.  As a result of this acquisition, Blue Water now can no longer be deemed a “shell company” as defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibit

Description

10.2

Stock Purchase Agreement dated December 15, 2015

99.1

Audited Financial Statements of Blue Water Bar & Grill, N.V for the fiscal years ended December 31, 2015 and 2014

99.2

Audited Consolidated Financial Statements for Blue Water Bar & Grill, Inc. for the fiscal years

Ended December 31, 2015 and 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER BAR & GRILL, INC.

Dated: April 4, 2016

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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